Message From The Chairman
-------------------------------------------------------------------------------
Fellow Shareholders:
Summit High Yield Fund/1/

In an environment of rising interest rates and widening quality spreads over the twelve month period ending May 31, 2000, high yield bonds failed to outperform investment grade fixed income securities for the second consecutive year. The Salomon Brothers High Yield Index had a total return of -3.83% as compared to the 2.01% return of the Salomon Brothers Investment Grade Bond Index./2/

The Summit High Yield Fund's performance relative to its high yield benchmark was excellent during the period. Our -0.22% total return was a reflection of how our strategy of adding the larger, upper quality tier of high yield issuers to our portfolio complemented our existing more aggressive holdings. Long-term this aggressive posture has proven to be beneficial to shareholders as evidenced by Lipper Analytical Services' ranking the Summit High Yield Fund (Class A Shares) #8 among 96 "High Current Yield" funds as of May 31, 2000 since our June 1994 inception./3/

Strategy -- The Next Twelve Months

It is now clear that the high yield sector has been in an extended bear market. The high yield market has been characterized by increasing premiums for large liquid issuers, rising default rates, penalties for smaller, first-time issuers, and by rising interest rates as the Federal Reserve (the "Fed") reversed its 1998 rate cuts. The "adjustment" that we have witnessed in the high yield market leads us to believe that the high yield asset class currently offers compelling value and we are optimistic that the sector has the potential to deliver good returns relative to its risk.

Why a strong case for high yield? First, we believe that the Fed is approaching the end of its series of rate hikes and that the economy will decelerate to a slower, sustainable, non-inflationary growth path. Second, we believe that default rates are poised to decline later this year. Third, current yield spreads offered by high yield bonds already incorporate most, if not all, of the potential bad news to come--continuing high volatility, another rate hike by the Fed, and high levels of defaults.

As a portfolio management team, we believe that our major strength is the selection of individual companies and their related securities that have, in our view, exceptional relative value within the high yield market. We believe this "bottom-up" approach to credit portfolio management, combined with our traditional fully invested position, has allowed us to perform well in the Fund's nearly six year existence.

As portfolio managers (and also fellow shareholders), we continue to pursue our goal of increasing total returns in three ways. First, we seek
--------
/1/Although the fund's yield and total return may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield and total return is a function of the greater risk that the fund's share price will decline as described in the prospectus.
/2/The Salomon Brothers Investment Grade Index is widely representational of the performance of investment grade corporate and U.S. Government Bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Summit High Yield Fund reflects the deduction of fees for these value-added services.
/3/The Lipper ranking is based on total return for the period and does not reflect a sales charge. As of May 31, 2000, the Summit High Yield Fund (Class A Shares) ranked 97/350, 121/192 and 12/122 for the 1-year, 3-year and 5-year periods, respectively. Past performance is no guarantee of future results. During the period for which this ranking is based, the Fund waived fees. In the absence of those waivers, the ranking may have been lower.

-------------------------------------------------------------------------------
to apply sound, fundamental credit analysis to select securities that have been overlooked by other high yield investors. Second, the Fund seeks to invest in securities of companies that are improving their financial profile and therefore, will benefit from improving credit quality. Third, the Fund makes strategic "theme-oriented" moves to pursue opportunities in sectors within the high yield market.

Summit Emerging Markets Bond Fund/4/

The fixed income emerging markets have certainly provided among the top total returns in the fixed income market for the past twelve month period ending May 31, 2000. The JP Morgan Emerging Market Plus Bond Index or "EMBI+" provided a total return of 22.45%. Emerging market mutual funds with large exposure to corporate names--like our Summit Emerging Markets Bond Fund--did not perform as well as anticipated. Emerging market corporate bonds suffered disproportionally in the recent downturn as yield spreads widened more than higher quality fixed income instruments. Our Fund had a total return of 6.37% (Class A Shares) for its May 31, 2000 fiscal year.

In our view, the historically cheap levels of emerging market corporate bonds and the relatively more positive macroeconomic conditions in Latin America and Asia than in the U.S. support outperformance of many of the Fund's holdings. We believe sovereign issuers are further along in the credit cycle with virtually no significant credit problems on the horizon. A resumption in the rally in spreads on sovereign debt should help bolster trading levels for emerging market corporate names as well. Furthermore, a significant portion of the sell-off in emerging market corporate debt was a result of the recent liquidation of a number of emerging market portfolios in the context of a rather illiquid market. In our view, the market technicals have improved dramatically. The Summit Emerging Markets Bond Fund offers a convenient means to help capitalize on the world's developing economics, while seeking to reduce international stock market risk.

In closing, I would like to thank you for the confidence you have placed in our portfolio management team. Please drop me a note with comments or questions about any aspect of our Funds or our operations.

Sincerely,
/s/ Steven R. Sutermeister
Steven R. Sutermeister
Chairman

--------
/4/International investing involves increased risk and volatility. Investing in emerging markets securities involves unique risks such as currency risks, political, social and economic risks, credit risks and liquidity risk as described in the prospectus.

Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares when redeemed may be worth more or less than the original cost.

The Summit High Yield Fund and Summit Emerging Markets Bond Fund are distributed by BISYS Fund Services.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Read it carefully before investing.

                                    [GRAPH]

                            Summit High Yield Fund

                         Value of $10,000 in the Index

                 Salomon
                High Yield     A Shares    A Shares*  B Shares   B Shares**
               Market Index  (w/out load)  (w/load) (w/out CDSC)  (w/CDSC)

  6/27/94        10,000         10,000       9,551     10,000       9,500
  5/31/95        11,309         10,997      10,503     10,997      10,497
  5/31/96        12,387         13,233      12,639     13,233      12,833
  5/31/97        14,065         15,635      14,933     15,633      15,333
  5/31/98        16,028         18,161      17,345     18,161      17,861
  5/31/99        16,144         16,627      15,880     16,531      16,355
5/31/2000        15,525         16,589      15,845     16,391      16,311

                          Average Annual Total Return

                                                      Since
                                                    Inception
Period Ended 5/31/00             1 Year    5 Year   (6/27/94)

A Shares w/out load             (0.22)%     8.57%     8.92%

A Shares w/load*                (4.67)%     7.57%     8.08%

B Shares w/out CDSC             (0.85)%     8.31%     8.70%

B Shares w/CDSC**               (5.37)%     8.08%     8.61%

 *Reflects the maximum 4.50% sales charge.
**Reflects the contingent deferred sales charge
  (maximum 5.00%).

The Fund's performance is measured against the Salomon High Yield Market Index, a broad-based index of the high-yield bond market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Summit High Yield Fund reflects the deduction of fees for these value-added services.

Performance for the B Shares, which commenced operations on October 8, 1998, is based on historical performance of the A Shares (without sales charge) prior to that date. A Shares performance does not reflect the higher 12b-1 fees associated with the B Shares. Had the higher 12b-1 fees been incorporated, total return and growth of $10,000 figures would have been different.

Past performance is not predictive of future performance and the composition of the Fund's holdings is subject to change. Investment return and principal value of the Summit High Yield Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

During the period, investment advisory and administration fees were voluntarily reduced, resulting in a higher total return than would have occurred if full fees had been charged.

                                    [GRAPH]

                       Summit Emerging Markets Bond Fund

                         Value of $10,000 in the Index

              J.P. Morgan
                Emerging
              Markets Bond     A Shares    A Shares*  B Shares   B Shares**
               Index EMBI    (w/out load)  (w/load) (w/out CDSC)  (w/CDSC)

 12/31/97        10,000         10,000       9,551     10,000       9,500
  2/28/98        10,265         10,247       9,787     10,247       9,747
  5/31/98        10,186         10,201       9,743     10,201       9,707
  8/31/98         7,098          7,537       7,198      7,537       7,182
 11/30/98         8,785          8,000       7,641      7,994       7,634
  2/28/99         8,365          7,783       7,433      7,762       7,492
  5/31/99         9,065          8,685       8,295      8,644       8,353
  8/31/99         9,261          8,790       8,395      8,730       8,445
 11/30/99        10,235          9,355       8,935      9,266       8,969
2/28/2000        11,257          9,880       9,436      9,769       9,538
5/31/2000        11,100          9,238       8,824      9,117       8,908

                          Average Annual Total Return

                                            Since
                                          Inception
Period Ended 5/31/00             1 Year   (12/31/97)

A Shares w/out load              6.37%     (3.23)%

A Shares w/load*                 1.62%     (5.05)%

B Shares w/out CDSC              5.47%     (3.76)%

B Shares w/CDSC**                0.68%     (4.68)%

 *Reflects the maximum 4.50% sales charge.
**Reflects the contingent deferred sales charge
  (maximum 5.00%).

The Fund's performance is measured against the J.P. Morgan EMBI+ Index, an Index which tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Summit Emerging Markets Bond Fund reflects the deduction of fees for these valued-added services.

Performance for the B Shares, which commenced operations on October 8, 1998, is based on historical performance of the A Shares (without sales charge) prior to that date. The A Shares performance does not reflect the higher 12b-1 fees associated with the B Shares. Had the higher 12b-1 fees been incorporated, total return and growth of $10,000 figures would have been different.

Past performance is not predictive of future performance and the composition of the Fund's holdings is subject to change. Investment return and principal value of the Summit Emerging Markets Bond Fund will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

During the period, investment advisory and administration fees were voluntarily reduced, resulting in a higher total return than would have occurred if full fees had been charged.

                               Table of Contents

                           Message From the Chairman
                                     Page 1

                       Report of Independent Accountants
                                     Page 6

                      Statements of Assets and Liabilities
                                     Page 7

                            Statements of Operations
                                     Page 8

                      Statements of Changes in Net Assets
                                     Page 9

                       Schedules of Portfolio Investments
                                    Page 10

                         Notes to Financial Statements
                                    Page 15

                              Financial Highlights
                                    Page 22

Report of Independent Accountants
--------------------------------------------------------------------------------
To the Shareholders and Trustees of
Summit Investment Trust
In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Summit High Yield Fund and Summit Emerging Markets Bond Fund (separate portfolios constituting the Summit Investment Trust, hereafter referred to as the "Funds") at May 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the periods then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Columbus, Ohio
July 14, 2000

SUMMIT INVESTMENT TRUST

                      Statements of Assets and Liabilities
                                  May 31, 2000

                                                  High Yield   Emerging Markets
                                                     Fund         Bond Fund
                                                  -----------  ----------------
                     ASSETS:
Investments, at value (cost $39,685,596 and
 $26,934,422, respectively)...................... $32,746,546    $21,284,861
Interest receivable..............................   1,053,548        757,243
Other assets.....................................      10,892          5,078
                                                  -----------    -----------
  Total Assets...................................  33,810,986     22,047,182
                                                  -----------    -----------
                  LIABILITIES:
Accrued expenses and other payables:
 Investment advisory fees........................      14,687          5,833
 Administration fees.............................         832            545
 12b-1 fees (A Shares)...........................       6,647          4,858
 12b-1 fees (B Shares)...........................         205              3
 Shareholder service fees (B Shares).............         787             --
 Other...........................................      47,878         31,345
                                                  -----------    -----------
  Total Liabilities..............................      71,036         42,584
                                                  -----------    -----------
                   NET ASSETS:
Capital..........................................  47,788,318     29,846,446
Undistributed net investment income..............      48,034         19,032
Accumulated undistributed net realized losses
 from investments and foreign currency
 transactions....................................  (7,157,352)    (2,211,319)
Net unrealized depreciation on investments and
 assets and liabilities denominated in foreign
 currencies......................................  (6,939,050)    (5,649,561)
                                                  -----------    -----------
  Net Assets..................................... $33,739,950    $22,004,598
                                                  ===========    ===========
Net Assets:
 A Shares........................................ $33,475,334    $22,003,187
 B Shares........................................     264,616          1,411
Outstanding units of beneficial interest
 (shares):
 A Shares........................................   4,209,957      3,152,858
 B Shares........................................      33,338            203
Net Asset Value:
 A Shares redemption price per share............. $      7.95    $      6.98
                                                  ===========    ===========
 Maximum sales charge............................        4.50%          4.50%
                                                  ===========    ===========
 Maximum offering price (100%/(100%--maximum
  sales charge) of net asset value per share
  (adjusted to the nearest cent)................. $      8.32    $      7.31
                                                  ===========    ===========
 B Shares offering price per share(a)............ $      7.94    $      6.97
                                                  ===========    ===========

--------
(a) Redemption price for B Shares varies based on length of time shares are held.
                       See notes to financial statements.

SUMMIT INVESTMENT TRUST

                            Statements of Operations
                        For the Year Ended May 31, 2000

                                                                 Emerging Markets
                                                 High Yield Fund    Bond Fund
                                                 --------------- ----------------
INVESTMENT INCOME:
Interest income................................    $ 4,486,495     $ 2,808,213
Dividend income................................         32,834          41,013
                                                   -----------     -----------
  Total Income.................................      4,519,329       2,849,226
                                                   -----------     -----------
EXPENSES:
Investment advisory fees.......................        210,278         174,585
Administration fees............................         79,825          46,556
12b-1 fees (A Shares)..........................         98,950          58,192
12b-1 fees (B Shares)..........................          2,432              11
Shareholder service fees (B Shares)............            833               4
Audit fees.....................................         13,388           7,722
Custodian fees.................................          1,478           3,543
Accounting fees................................         40,161          53,316
Legal fees.....................................         87,379          54,146
Transfer agent fees............................         63,498          45,442
Trustees' fees.................................         22,578          13,357
Miscellaneous expenses.........................         76,058          49,567
                                                   -----------     -----------
  Total expenses before voluntary reductions...        696,858         506,441
  Expenses voluntarily reduced.................        (55,746)        (40,869)
                                                   -----------     -----------
  Net Expenses.................................        641,112         465,572
                                                   -----------     -----------
Net Investment Income..........................      3,878,217       2,383,654
                                                   -----------     -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Net realized losses on investments and foreign
 currency transactions.........................     (3,053,949)     (1,080,799)
Net change in unrealized
 appreciation/depreciation on investments and
 assets and liabilities denominated in foreign
 currencies....................................     (1,152,842)        159,630
                                                   -----------     -----------
Net realized/unrealized losses on investments
 and foreign currencies........................     (4,206,791)       (921,169)
                                                   -----------     -----------
Change in net assets resulting from operations.    $  (328,574)    $ 1,462,485
                                                   ===========     ===========

                       See notes to financial statements.

SUMMIT INVESTMENT TRUST

                      Statements of Changes in Net Assets

                                                           Emerging Markets Bond
                                High Yield Fund                    Fund
                            -------------------------     ------------------------
                                            For the         For the      For the
                              For the     Year Ended      Year Ended   Year Ended
                             Year Ended     May 31,         May 31,      May 31,
                            May 31, 2000     1999            2000         1999
                            ------------  -----------     -----------  -----------
FROM INVESTMENT
 ACTIVITIES:
OPERATIONS:
 Net investment income....  $  3,878,217  $ 5,418,356     $ 2,383,654  $ 2,795,743
 Net realized gains
  (losses) on investment
  and foreign currency
  transactions............    (3,053,949)  (3,965,380)     (1,080,799)  (1,113,310)
 Net change in unrealized
  appreciation/depreciation
  on investments and
  assets and liabilities
  denominated in foreign
  currencies..............    (1,152,842)  (6,212,023)        159,630   (5,487,784)
                            ------------  -----------     -----------  -----------
 Change in net assets
  resulting from
  operations..............      (328,574)  (4,759,047)      1,462,485   (3,805,351)
                            ------------  -----------     -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income
  A Shares................    (3,862,589)  (5,502,063)     (2,408,039)  (2,805,873)
  B Shares................       (30,125)      (9,484)(a)        (137)        (110)(a)
                            ------------  -----------     -----------  -----------
                              (3,892,714)  (5,511,547)     (2,408,176)  (2,805,983)
                            ------------  -----------     -----------  -----------
 Net realized gains
  A Shares................            --   (1,598,270)             --     (113,762)
  B Shares................            --         (873)(a)          --           (7)(a)
                            ------------  -----------     -----------  -----------
                                      --   (1,599,143)             --     (113,769)
                            ------------  -----------     -----------  -----------
Change in net assets from
 shareholder
 distributions............    (3,892,714)  (7,110,690)     (2,408,176)  (2,919,752)
                            ------------  -----------     -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued..................     4,067,781   29,367,573       1,917,991      864,623
 Dividends reinvested.....     1,957,272    6,754,211         761,670    2,917,885
 Cost of shares redeemed..   (15,761,696) (32,197,576)     (1,967,621)    (698,624)
                            ------------  -----------     -----------  -----------
Change in net assets from
 capital transactions.....    (9,736,643)   3,924,208         712,040    3,083,884
                            ------------  -----------     -----------  -----------
Change in net assets......   (13,957,931)  (7,945,529)       (233,651)  (3,641,219)
NET ASSETS:
 Beginning of period......    47,697,881   55,643,410      22,238,249   25,879,468
                            ------------  -----------     -----------  -----------
 End of period............  $ 33,739,950  $47,697,881     $22,004,598  $22,238,249
                            ============  ===========     ===========  ===========

--------
(a)  Period from commencement of operations (October 8, 1998).

                       See notes to financial statements.

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                       Schedule of Portfolio Investments
                                  May 31, 2000

 Shares or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------
 Corporate Bonds (95.7%):
 Communications (50.1%):
 Cable TV/Programming (4.0%):
 $  500,000 Charter Communications Holdings, LLC, Senior Notes,
             10.25%, 1/15/10*....................................   $   456,250
    500,000 Frontiervision Holdings LP, 0.00%, 9/15/07*..........       422,500
    500,000 Telewest Communications plc, 0.00%, 10/1/07..........       470,000
                                                                    -----------
                                                                      1,348,750
                                                                    -----------
 Data/Internet (8.4%):
    500,000 Covad Communications Group Inc., 12.50%, 2/15/09*....       472,500
  1,000,000 Exodus Communications Inc., 10.75%, 12/15/09*........       985,000
    500,000 Psinet Inc., 11.00%, 8/1/09*.........................       450,000
    500,000 Teligent Inc., 11.50%, 12/1/07.......................       390,000
    500,000 Verio Inc., 10.63%, 11/15/09*........................       550,000
                                                                    -----------
                                                                      2,847,500
                                                                    -----------
 Domestic--Retail Telecom (11.3%):
  1,000,000 Fairpoint Communications Inc., 10.80%, 5/1/08*.......       910,000
  1,000,000 Focal Communications Corp., 11.88%, 1/15/10*.........       960,000
  1,000,000 ITC Deltacom Inc., 9.75%, 11/15/08*..................       945,000
    500,000 Nextel Communications Inc., 9.38%, 11/15/09*.........       472,500
    500,000 Pac-West Telecomm Inc., 13.50%, 2/1/09*..............       502,500
                                                                    -----------
                                                                      3,790,000
                                                                    -----------
 Domestic--Wholesale Telecom (2.1%):
    650,000 Qwest Communications International, 10.88%, 4/1/07*..       716,625
                                                                    -----------
 Equipment Providers (7.0%):
    500,000 360NETWORKS INC., 12.00%, 8/1/09*....................       462,500
  1,500,000 SBA Communications Corp., 0.00%, 3/1/08(b)*..........     1,020,000
  1,000,000 World Access Inc., 13.25%, 1/15/08...................       870,000
                                                                    -----------
                                                                      2,352,500
                                                                    -----------

 Shares or
 Principal                         Security                           Market
  Amount                         Description                           Value
 ---------  -----------------------------------------------------   -----------
 Corporate Bonds, continued:
 International--Retail Telecom (9.7%):
 $1,000,000 AT&T Canada Inc., 12.00%, 8/15/07*...................   $ 1,132,500
  1,000,000 ESAT Telecom Group plc, Senior Notes, 11.88%,
             12/1/08*............................................     1,160,000
  1,000,000 VersaTel Telecom International NV, 13.25%, 5/15/08*..       970,000
                                                                    -----------
                                                                      3,262,500
                                                                    -----------
 International--Wholesale Telecom (4.7%):
  1,000,000 Esprit Telecom Group plc, 11.50%, 12/15/07...........       810,000
  1,000,000 Viatel Inc., 11.25%, 4/15/08*........................       775,000
                                                                    -----------
                                                                      1,585,000
                                                                    -----------
 Paging/Telegraph (0.4%):
  1,000,000 Paging Network DO Brazil SA, 13.50%, 6/6/05*.........       140,000
                                                                    -----------
 Pay Phone Operators (2.5%):
  1,000,000 Evercom Inc., 11.00%, 6/30/07*.......................       850,000
                                                                    -----------
                                                                     16,892,875
                                                                    -----------
 Energy/Mining (3.9%):
 Distribution (2.1%):
  1,000,000 Empire Gas Corp., 12.88%, 7/15/04*...................       700,000
                                                                    -----------
 Oil Comp--Intergrated (1.4%):
    500,000 Chesapeake Energy Corp., 9.63%, 5/1/05*..............       480,000
                                                                    -----------
 Services (0.4%):
  1,500,000 Eagle Geophysical Inc., 10.75%, 7/15/08(c)*..........       135,000
                                                                    -----------
                                                                      1,315,000
                                                                    -----------
 Financial (1.5%):
 Banking/Insurance (1.5%):
    500,000 AmeriCredit Corp., 9.88%, 4/15/06*...................       490,000
                                                                    -----------
 Food Items--Wholesale (2.3%):
 Food Products (2.3%):
  1,000,000 Chiquita Brands International Inc., 10.00%, 6/15/09..       790,000
                                                                    -----------

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                  Schedule of Portfolio Investments, Continued
                                  May 31, 2000

 Shares or
 Principal                          Security                           Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------  -----------
 Corporate Bonds, continued:
 Manufacturing/Consumer Goods (6.5%):
 Electric/HVAC (3.0%):
 $1,000,000 International Wire Group Inc., 11.75%, 6/1/05*.........  $ 1,020,000
                                                                     -----------
 Professional & Commercial Equipment (2.2%):
  1,000,000 Anchor Lamina Inc., 9.88%, 2/1/08*.....................      730,000
                                                                     -----------
 Textile/Apparel (1.3%):
    500,000 Anvil Knitwear Inc., 10.88%, 3/15/07*..................      432,500
                                                                     -----------
                                                                       2,182,500
                                                                     -----------
 Manufacturing/Trade (12.7%):
 Metals (2.7%):
  1,000,000 Kaiser Aluminum & Chemicals, 12.75%, 2/1/03............      915,000
                                                                     -----------
 Miscellaneous (7.1%):
  1,500,000 Derby Cycle Corp., 10.00%, 5/15/08*....................      750,000
    500,000 IMO Industries Inc., 11.75%, 5/1/06*...................      500,000
  1,000,000 International Knife & Saw Corp., 11.38%, 11/15/06*.....      740,000
    500,000 Knowles Electronics Inc., 13.13%, 10/15/09*............      415,000
                                                                     -----------
                                                                       2,405,000
                                                                     -----------
 Paper & Pulp (2.9%):
  1,000,000 Indah Kiat Fiat Mauritius, 10.00%, 7/1/07*.............      535,000
    500,000 Repap New Brunswick, 10.63%, 4/15/05...................      445,000
                                                                     -----------
                                                                         980,000
                                                                     -----------
                                                                       4,300,000
                                                                     -----------
 Media (2.8%):
 Outdoor Advertising (2.8%):
  1,000,000 Tri-State Outdoor Media Group Inc., 11.00%, 5/15/08*...      940,000
                                                                     -----------
 Miscellaneous Services (15.4%):
 Distribution (2.7%):
  1,000,000 Affinity Group Holdings Inc., 11.00%, 4/1/07*..........      900,000
                                                                     -----------
 Funeral Services (1.5%):
  1,000,000 Service Corporation International, 6.50%, 3/15/08 .....      490,000
                                                                     -----------

 Shares or
 Principal                          Security                           Market
  Amount                          Description                           Value
 ---------  -------------------------------------------------------  -----------
 Corporate Bonds, continued:
 Healthcare (2.7%):
 $1,000,000 Insight Health Services Corp., 9.63%, 6/15/08*.........  $   910,000
                                                                     -----------
 Hotel/Gaming (8.5%):
    500,000 Casino Magic of Louisiana Corp., 13.00%, 8/15/03*......      535,000
  1,000,000 Hollywood Casino Corp, Senior Secured Notes, 11.25%,
             5/1/07*...............................................    1,015,000
  1,000,000 Host Marriott Corp., 7.88%, 8/1/08.....................      852,500
    500,000 Venetian Casino Resort LLC, 12.25%, 11/15/04*..........      482,500
                                                                     -----------
                                                                       2,885,000
                                                                     -----------
                                                                       5,185,000
                                                                     -----------
 Transportation (0.5%):
 Trucking/Warehousing (0.5%):
    173,953 Trism Inc., 12.00%, 2/15/05(c)*........................      173,953
                                                                     -----------
  Total Corporate Bonds.............................................  32,269,328
                                                                     -----------
 Common Stocks (0.7%):
 Communications (0.6%):
 Equipment Providers (0.2%):
      6,284 World Access Inc.**....................................       65,982
                                                                     -----------
 International--Wholesale Telecom (0.3%):
      4,283 Viatel Inc.**..........................................      106,808
                                                                     -----------
 Paging/Telegraph (0.0%):
      1,000 Paging Network DO Brazil Holding Co. LLC, Class B**....            0
                                                                     -----------
 Pay Phone Operators (0.1%):
    114,000 PhoneTel Technologies Inc.(c)**........................       39,193
                                                                     -----------
                                                                         211,983
                                                                     -----------
 Transportation (0.1%):
 Trucking/Warehousing (0.1%):
     11,017 Trism Inc.**...........................................       27,887
                                                                     -----------
  Total Common Stocks...............................................     239,870
                                                                     -----------
 Investment Companies (0.7%):
    237,346 Fifth Third Commercial Paper Fund......................      237,346
                                                                     -----------
  Total Investment Companies........................................     237,346
                                                                     -----------

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT HIGH YIELD FUND

                 Schedule of Portfolio Investments, Continued
                                 May 31, 2000

 Shares or
 Principal                         Security                           Market
  Amount                         Description                           Value
 --------- -------------------------------------------------------  -----------
 Warrants (0.0%):
 Manufacturing/Consumer Goods (0.0%):
 Consumer Products (0.0%):
  $2,000   Renaissance Cosmetics Inc., Warrants, expire 8/15/01...  $         2
                                                                    -----------
 Media (0.0%):
     200   American Telecasting Inc., Warrants, expire 8/10/00....            0
                                                                    -----------
  Total Warrants...................................................           2
                                                                    -----------
  Total Investments
   (Cost $39,685,596)(a)--97.1%....................................  32,746,546
                                                                    -----------
  Other assets in excess of liabilities--2.9%......................     993,404
                                                                    -----------
  Total Net Assets--100.0%......................................... $33,739,950
                                                                    ===========

--------
Percentages indicated are based on net assets of $33,739,950.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $302,500. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation......... $   511,246
    Unrealized depreciation.........  (7,752,796)
                                     -----------
    Net unrealized depreciation..... $(7,241,550)
                                     ===========

(b)  Interest rate increases to 12.00% on March 1, 2003.
(c)  Security is in default as of 5/31/00.
  * Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2000, the market value of Rule 144A securities amounted to $26,236,828 or 78% of net assets.
** Non-income producing security.

                      See notes to financial statements.

SUMMIT INVESTMENT TRUST
SUMMIT EMERGING MARKETS BOND FUND

                       Schedule of Portfolio Investments
                                  May 31, 2000

 Shares or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------
 Corporate Bonds (96.3%):
 Asia (8.1%):
 Indonesia (6.6%):
 $  500,000 APP China Group Ltd., 14.00%, 3/15/10*................  $   295,000
    500,000 APP International Finance Co., 11.75%, 10/1/05........      340,000
  1,000,000 DGS International Finance Co., 10.00%, 6/1/07*........      270,000
  1,000,000 Tjiwi Kimia Finance Mauritius Ltd., 10.00%, 8/1/04*...      555,000
                                                                    -----------
                                                                      1,460,000
                                                                    -----------
 Philippines (1.5%):
    500,000 Bayan Telecommunications Inc., Senior Notes, 13.50%,
             7/15/06*.............................................      325,000
                                                                    -----------
                                                                      1,785,000
                                                                    -----------
 Caribbean (4.3%):
 Dominican Republic (4.3%):
  1,000,000 Tricom SA, 11.38%, 9/1/04*............................      950,000
                                                                    -----------
 Eastern Europe (11.6%):
 Poland (3.8%):
  1,000,000 Netia Holdings SA, 10.25%, 11/1/07*...................      840,000
                                                                    -----------
 Russia (3.0%):
  2,498,794 Russia Government International Bond, 7.94%,
             12/15/15(b)(d).......................................      668,427
                                                                    -----------
 Turkey (4.8%):
  1,000,000 Cellco Finance NV, 15.00%, 8/1/05*....................    1,050,000
                                                                    -----------
                                                                      2,558,427
                                                                    -----------
 Latin America (51.7%):
 Argentina (20.4%):
  1,000,000 Acindar Industria Argentina de Aceros SA, 11.25%,
             2/15/04..............................................      630,000
  1,000,000 Autopistas del Sol SA, 10.25%, 8/1/09*................      780,000
    500,000 Cablevision SA, 13.75%, 5/1/09*.......................      437,500
  1,000,000 Cia International Telecom Cointel, 10.38%, 8/1/04*....      820,000
  1,000,000 CTI Holdings SA, 0.00%, 4/15/08(c)*...................      570,000

 Shares or
 Principal                         Security                           Market
  Amount                          Description                          Value
 ---------  ------------------------------------------------------  -----------
 Corporate Bonds, continued:
 Argentina, continued:
 $1,000,000 Mastellone Hermanos SA, 11.75%, 4/1/08*...............  $   750,000
    500,000 Supermercados Norte, 10.88%, 2/9/04*..................      485,000
                                                                    -----------
                                                                      4,472,500
                                                                    -----------
 Brazil (11.5%):
  1,000,000 Comtel Brasileira Ltd., 10.75%, 9/26/04*..............      910,000
  1,000,000 Espirito Santo Centrais Electrias, 10.00%, 7/15/07*...      740,000
  1,000,000 MRS Logistica SA, 10.63%, 8/15/05*....................      750,000
  1,000,000 Paging Network DO Brasil SA, 13.50%, 6/6/05*..........      140,000
                                                                    -----------
                                                                      2,540,000
                                                                    -----------
 Mexico (15.7%):
    500,000 Alestra SA, 12.63%, 5/15/09*..........................      437,500
  1,000,000 Consorcio Grupo Dina, 8.00%, 8/8/04, Convertible
             Bond(d)..............................................      355,000
    500,000 Grupo Industrial Durango Gidusa, 12.63%, 8/1/03.......      492,500
    500,000 Gruma SA, 7.63%, 10/15/07*............................      415,320
  1,000,000 Innova S. de R.L., 12.88%, 4/1/07*....................      890,000
    500,000 Maxcom Telecomunicaciones SA de SV, 13.75%, 4/1/07*...      425,000
    500,000 TV Azteca SA de CV, 10.50%, 2/15/07*..................      427,500
                                                                    -----------
                                                                      3,442,820
                                                                    -----------
 Venezuela (4.1%):
  1,000,000 Cantv Finance Ltd., 9.25%, 2/1/04.....................      905,000
                                                                    -----------
                                                                     11,360,320
                                                                    -----------
 North America (2.0%):
 United States (2.0%):
    500,000 Impsat Fiber Networks Inc., 13.75%, 2/15/05*..........      430,000
                                                                    -----------
 Western Europe (18.6%):
 Greece (3.9%):
  1,000,000 Fage Dairy Industries SA, 9.00%, 2/1/07*..............      860,000
                                                                    -----------

                                   Continued

SUMMIT INVESTMENT TRUST
SUMMIT EMERGING MARKETS BOND FUND

                 Schedule of Portfolio Investments, Continued
                                 May 31, 2000

 Shares or
 Principal                         Security                            Market
  Amount                          Description                           Value
 ---------  ------------------------------------------------------   -----------
 Corporate Bonds, continued:
 Luxembourg (4.2%):
 $  500,000 Millicom International Cellular SA, 0.00%, 6/1/06*....   $   415,000
    500,000 PTC International Finance II SA, 11.25%, 12/1/09*.....       507,500
                                                                     -----------
                                                                         922,500
                                                                     -----------
 Netherlands (6.1%):
    500,000 United Pan-Europe Communications NV, 11.25%, 11/1/09*.       425,000
    500,000 VersaTel Telecom International NV, 11.88%, 7/15/09....       442,500
    500,000 VersaTel Telecom International NV, 13.25%, 5/15/08*...       485,000
                                                                     -----------
                                                                       1,352,500
                                                                     -----------
 Spain (4.4%):
    500,000 Jazztel plc, Senior Notes, 14.00%, 4/1/09*............       462,500
    500,000 Ono Finance plc, 13.00%, 5/1/09*......................       500,000
                                                                     -----------
                                                                         962,500
                                                                     -----------
                                                                       4,097,500
                                                                     -----------
  Total Corporate Bonds............................................   21,181,247
                                                                     -----------

 Shares or
 Principal                         Security                            Market
  Amount                          Description                           Value
 --------- --------------------------------------------------------  -----------
 Rights/Warrants (0.3%):
 Western Europe (0.3%):
 Spain (0.3%):
  $   500  Ono Finance plc, Warrants, expire 5/31/09*..............  $    75,000
                                                                     -----------
  Total Rights/Warrants.............................................      75,000
                                                                     -----------
 Investment Companies (0.1%):
 North America (0.1%):
 United States (0.1%):
   28,614  Fifth Third Commercial Paper Fund.......................       28,614
                                                                     -----------
  Total Investment Companies........................................      28,614
                                                                     -----------
  Total Investments
   (Cost $26,934,422)(a)--96.7%.....................................  21,284,861
                                                                     -----------
  Other assets in excess of liabilities--3.3%.......................     719,737
                                                                     -----------
  Total Net Assets--100.0%.......................................... $22,004,598
                                                                     ===========

--------
Percentages indicated are based on net assets of $22,004,598.
(a) Cost for book and federal income tax purposes are the same. Cost for federal income tax purposes differs from value by net unrealized depreciation as follows:

    Unrealized appreciation......... $   245,274
    Unrealized depreciation.........  (5,894,835)
                                     -----------
    Net unrealized depreciation..... $(5,649,561)
                                     ===========

(b) Floating rate note.
(c) Interest rate increases to 11.50% on April 15, 2003.
(d) Bond is in default as of 5/31/00.
 * Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2000, the market value of Rule 144A securities amounted to $17,422,820 or 79% of net assets.

                      See notes to financial statements.

SUMMIT INVESTMENT TRUST

                         Notes to Financial Statements
                                 May 31, 2000

1. Organization:

 Summit Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company established as a Massachusetts business trust under an Agreement and Declaration of Trust dated March 8, 1994, as amended. The Trust is comprised of two managed investment portfolios, the Summit High Yield Fund (the "High Yield Fund") and the Summit Emerging Markets Bond Fund (the "Emerging Markets Fund"), collectively (the "Funds"), or individually (the "Fund"). On July 31, 1997, the Institutional Service Shares of the Summit High Yield Fund ceased operations and all outstanding shares were converted to High Yield Class A Shares. Effective October 8, 1998, the Funds added Class B Shares, which impose a back end sales charge (load) if an investor sells the shares before the sixth year after their purchase.

 The High Yield Fund's investment objective is high current income with capital appreciation as a secondary goal. The Fund invests primarily in lower-quality, intermediate term corporate bonds.

 The Emerging Markets Fund's investment objective is to provide high income and capital appreciation. The Fund invests primarily in government and corporate debt securities of emerging market nations.

 The Funds are authorized to issue an unlimited number of shares, which are units of beneficial interest without par value.

2. Significant Accounting Policies:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

 Securities Valuation:

 Securities which are traded on stock exchanges are valued at the last sales price as of the close of the New York Stock Exchange (the "Exchange"), or lacking any sales, at the closing bid price. Securities traded in the "over-the-counter" market are valued at the last bid price quoted by brokers that make markets in the securities at the close of trading on the Exchange. Fixed income securities are generally traded in the over-the-counter market. Securities and assets for which market quotations are not readily available or not obtained from a pricing service are valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. As approved by the Board of Trustees, the Fund uses a pricing service or services in determining the net asset value of shares of the Funds. Fixed income securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which the Trustees have determined reflects fair value.

                                   Continued

SUMMIT INVESTMENT TRUST

                                 May 31, 2000


 Foreign Currency Translation:

 The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Emerging Markets Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate on the date of valuation. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchanges on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

 Foreign Currency Contracts:

 A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuations in value during the period the forward was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

 Forwards may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the original contracts and the amount realized upon the closing of such contracts is included in net realized gains/losses from investment and foreign currency transactions. No forwards were held as of May 31, 2000.

 Securities Transactions and Related Income:

 Securities transactions are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost.

 Dividends to Shareholders:

 Dividends from net investment income are declared and paid monthly. Net realized capital gains, if any, are declared and paid at least annually.

 Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are primarily due to differing treatments for organization costs, market discount, and foreign currency transactions.

 These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based

                                   Continued

SUMMIT INVESTMENT TRUST

                                 May 31, 2000

 on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distribution in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital. As of May 31, 2000, the following reclassifications were made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                                    Accumulated    Accumulated
                                                   Undistributed   Net Realized
                                                   Net Investment Gain/(Loss) on
                                                       Income      Investments
                                                   -------------- --------------
  Emerging Markets Fund...........................    $17,186        $(17,186)

 Federal Income Taxes:

 It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

 Other:

 Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to both Funds are allocated among each Fund based upon relative net assets or another appropriate method. Expenses of the Fund are allocated among the share classes on a pro-rata basis.

3. Purchases and Sales of Portfolio Securities:

 Purchases and sales of securities (excluding short-term securities) for the fiscal year ended May 31, 2000 are as follows:

                                                          Purchases     Sales
                                                         ----------- -----------
  High Yield Fund....................................... $40,340,516 $51,003,893
  Emerging Markets Fund................................. $ 7,321,605 $ 5,451,913

4. Related Party Transactions:

 First Summit Capital Management ("FSCM" or the "Adviser"), a joint venture having its principal offices at 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202, is the investment adviser to the Funds. FSCM was organized principally for purposes of sponsoring and managing the Trust pursuant to a joint venture agreement (the "Joint Venture Agreement") between Summit Investment Partners, LLC ("SIP"), originally Carillon Advisers, Inc. and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation. Under the Joint Venture Agreement, SIP serves as the general manager of the Adviser and is responsible for maintaining its books of account and other financial records and for preparing its quarterly financial statements. SIP is a

                                   Continued

SUMMIT INVESTMENT TRUST

                                 May 31, 2000

 division of Union Central Life, an Ohio mutual insurance company, which owns approximately 69% of the High Yield Fund and 98% of the Emerging Markets Fund as of May 31, 2000. Freeman is the parent corporation of Freeman Securities Company, Inc., a New Jersey corporation which is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

 Under the terms of the Investment Advisory Agreement between the Trust and FSCM (the "Advisory Agreement"), FSCM is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Effective July 1, 1995, the investment advisory fee is based on the total return investment performance of the High Yield Fund for the prior twelve-month period relative to the percentage change in the Salomon Brothers High Yield Market Index for the same period. The advisory fee is paid monthly at an annual rate which varies between 0.35% and 1.15% of the High Yield Fund's average daily net assets. For the Emerging Markets Fund, the advisory fee is paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. The Adviser has agreed to waive a portion of its advisory fee so as to limit the total annual expenses of the A Shares and B Shares of the High Yield Fund to 1.60% and 2.35%, respectively, and the Emerging Markets to 2.00% and 2.75%, respectively. For the fiscal year ended May 31, 2000, FSCM received $182,407 and $145,355 of advisory fees after voluntarily waiving $27,871 and $29,230 of advisory fees for the High Yield Fund and Emerging Markets Fund, respectively.

 Summit Investment Partners, LLC, with offices at 312 Elm Street, Suite 2525, Cincinnati, Ohio 45202, serves as investment sub-adviser (the "Sub-Adviser") to the Funds pursuant to an Investment Sub-Advisory Agreement with the Adviser dated September 18, 1996 (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, Summit Investment Partners, LLC provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible pursuant to the Advisory Agreement relating to the Funds. Under the Sub-Advisory Agreement, the Sub-Adviser receives from the Adviser a fee equal to 0.50% of the average daily net assets of each fund, provided the total fee for each year and fund shall not exceed $125,000. If the Sub-Adviser renders services to the Adviser under the Sub-Advisory Agreement for a period of less than twelve months, the Sub-Adviser is entitled to a pro-rata portion of such fee, or such other fees as shall be agreed to by the Adviser and the Sub-Adviser, not to exceed the equivalent of the pro-rata portion of such fee. In the event that the amount payable as the Sub-Adviser's fees exceeds the amount of advisory fees paid to the Adviser pursuant to the Advisory Agreement, the difference will be shared equally by the Adviser's general partners, Freeman and SIP, or paid by FSCM.

 BISYS Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator and distributor to the Trust.

 Certain officers of the Trust are affiliated with BISYS or with FSCM. Such officers are not paid any fees directly by the Funds or the Trust for serving as officers of the Trust.

 The Trust's Administrator assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee under the terms of the Management and Administration Agreement between the Trust and the Administrator. The fee is computed daily and paid monthly as a percentage of the average daily net assets

                                   Continued

SUMMIT INVESTMENT TRUST

                                 May 31, 2000

 of the Funds at an annual rate of 0.20%. For the fiscal year ended May 31, 2000, the Administrator received $59,869 and $34,917 of administration fees after voluntarily waiving $19,956 and $11,639 of administration fees for the High Yield Fund and Emerging Markets Fund, respectively.

 The Trust has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under which BISYS Fund Services, LP, an indirect, wholly-owned subsidiary of BISYS (the "Distributor"), receives fees for providing distribution and shareholder services under the Distribution Agreement between the Trust and the Distributor. Under the Plan, Class A shares are subject to an annual distribution fee of up to 0.25% of the average daily net assets. Class B shares are subject to an annual distribution fee of up to 1.00% of the average daily net assets. The Distributor may use up to 0.25% of the fees for shareholder servicing and up to 0.75% for distribution activities. For the fiscal year ended May 31, 2000, BISYS has received $94,296 and $58,207 of distribution fees after voluntarily waiving $7,919 and $0 of distribution fees for the High Yield Fund and Emerging Markets Fund, respectively. These fees may be used by BISYS to pay financial institutions, including the Summit Investment Partners, LLC, broker dealers and other institutions, or to reimburse BISYS or its affiliates for distribution or shareholder service assistance. In addition, BISYS has the right, as principal underwriter, to purchase Fund shares at their net asset value and to sell such shares to the public, or to dealers who have entered into selected dealer agreements with the Distributor, in both cases against orders for such shares. BISYS may sell such shares at the public offering price, which is net asset value plus a maximum sales charge of 4.50% or, in the case of sales to dealers, at the public offering price less a concession determined by BISYS which may not exceed the amount of the sales charge or the underwriting discount. For the fiscal year ended May 31, 2000, BISYS received $5,668 and $0 from commissions earned on sales of the High Yield Fund and Emerging Markets Fund, respectively, of which $925 was re-allowed to BISYS and Carillon Investments (affiliated broker/dealers).

 The Administrator also serves as the Trust's transfer agent and is entitled to receive fees based upon a contractually specified amount per shareholder with specified minimum per portfolio amounts and surcharges. In addition, the transfer agent is reimbursed for certain out-of-pocket expenses incurred in providing transfer agency services. The Administrator also serves the Trust as fund accountant. Under the terms of the Fund Accounting Agreement, the Administrator is entitled to receive the greater of $30,000 and $45,000 or 0.03% and 0.05% of the average daily net assets of the High Yield Fund and Emerging Markets Fund, respectively. In addition, the Administrator is entitled to be reimbursed for certain out-of-pocket expenses incurred in providing such fund accounting services. Transfer agent and fund accounting fees for the fiscal year ended May 31, 2000 were $103,659 and $98,758, for the High Yield Fund and the Emerging Markets Fund, respectively.

                                   Continued

SUMMIT INVESTMENT TRUST

                                  May 31, 2000


5. Shares of Beneficial Interest:

 The following is a summary of transactions in Fund shares:

                                 High Yield Fund          Emerging Markets Bond Fund
                            --------------------------    -----------------------------
                              For the       For the          For the         For the
                             Year Ended    Year Ended      Year Ended      Year Ended
                            May 31, 2000  May 31, 1999    May 31, 2000    May 31, 1999
                            ------------  ------------    -------------   -------------
  CAPITAL TRANSACTIONS:
  A Shares:
   Proceeds from shares
    issued................  $  4,054,772  $ 28,992,269    $   1,917,991    $    863,623
   Dividends reinvested...     1,952,598     6,750,909          761,533       2,917,768
   Cost of shares re-
    deemed................   (15,670,169)  (32,197,576)      (1,967,621)       (698,624)
                            ------------  ------------    -------------    ------------
     Change in net assets
      from A Shares trans-
      actions.............  $ (9,662,799) $  3,545,602    $     711,903    $  3,082,767
                            ============  ============    =============    ============
  B Shares:
   Proceeds from shares
    issued................  $     13,009  $    375,304(a) $          --    $      1,000(a)
   Dividends reinvested...         4,674         3,302(a)           137             117(a)
   Cost of shares re-
    deemed................       (91,527)           --               --              --
                            ------------  ------------    -------------    ------------
     Change in net assets
      from B Shares trans-
      actions.............  $    (73,844) $    378,606(a) $         137    $      1,117(a)
                            ============  ============    =============    ============
  SHARE TRANSACTIONS:
  A Shares:
   Proceeds from shares
    issued................       479,419     3,020,270          256,266         121,988
   Dividends reinvested...       232,308       727,633          105,544         405,991
   Cost of shares re-
    deemed................    (1,884,091)   (3,426,791)        (262,245)        (97,113)
                            ------------  ------------    -------------    ------------
     Change in A Shares...    (1,172,364)      321,112           99,565         430,866
                            ============  ============    =============    ============
  B Shares:
   Proceeds from shares
    issued................         1,498        42,053(a)            --             167(a)
   Dividends reinvested...           564           371(a)            19              17(a)
   Cost of shares re-
    deemed................       (11,148)           --               --              --
                            ------------  ------------    -------------    ------------
     Change in B Shares...        (9,086)       42,424(a)            19             184(a)
                            ============  ============    =============    ============

 (a)  Period from commencement of operations (October 8, 1998).

                                   Continued

SUMMIT INVESTMENT TRUST

                                 May 31, 2000


6. Federal Tax Information (unaudited):

 Capital Loss Carryover:

 As of May 31, 2000, the following Funds had net capital loss carryover which will be available through stated years to offset any future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that this carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                                          Year
                                                              Amount     Expired
                                                            -----------  -------
  High Yield Fund.......................................... $  (853,764)  2007
                                                             (4,152,120)  2008
                                                            -----------
                                                            $(5,005,884)
                                                            ===========

  Emerging Markets Fund.................................... $   (80,585)  2007
                                                             (1,501,190)  2008
                                                            -----------
                                                            $(1,581,775)
                                                            ===========

 Post October Loss Deferral:

 Capital losses and foreign currency losses incurred after October 31, within the Funds' fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The High Yield and Emerging Markets Funds have incurred and will elect to defer such capital losses and foreign currency losses of $1,848,968 and $629,544, respectively.

7. Concentration of Credit Risk:

 The Funds may invest its assets in intermediate to long-term, high yield, medium and lower quality, fixed income securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. If market quotations are not readily available for the Fund's lower-rated or non-rated securities, these securities will be valued by a method that the Trustees believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated securities than with respect to securities for which external sources of quotations and last sale information are more available.

 The Emerging Markets Fund has a relatively large concentration of securities invested in companies domiciled in emerging market nations. The Fund may be more susceptible to the political, social and economic events adversely affecting the companies than funds not so concentrated.

SUMMIT HIGH YIELD FUND

                              Financial Highlights

         For a unit of beneficial interest outstanding for each period

                           For the      For the      For the      For the      For the
                          Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                         May 31, 2000 May 31, 1999 May 31, 1998 May 31, 1997 May 31, 1996
                         ------------ ------------ ------------ ------------ ------------
A Shares
Net Asset Value,
 Beginning of Period....   $  8.79      $ 10.99      $ 11.32      $ 11.05      $ 10.11
                           -------      -------      -------      -------      -------
INVESTMENT ACTIVITIES:
  Net investment income.      0.82         0.95         1.01         0.99         1.01
  Net realized and
   unrealized gains
   (losses) on
   investments..........     (0.84)       (1.89)        0.70         0.90         0.95
                           -------      -------      -------      -------      -------
    Total from
     Investment
     Activities.........     (0.02)       (0.94)        1.71         1.89         1.96
                           -------      -------      -------      -------      -------
DISTRIBUTIONS:
  Net investment income.     (0.82)       (0.97)       (1.01)       (0.99)       (1.01)
  In excess of net
   investment income....        --           --           --        (0.13)          --
  Net realized gains....        --        (0.29)       (1.03)       (0.50)       (0.01)
                           -------      -------      -------      -------      -------
    Total Distributions.     (0.82)       (1.26)       (2.04)       (1.62)       (1.02)
                           -------      -------      -------      -------      -------
Net Asset Value, End of
 Period.................   $  7.95      $  8.79      $ 10.99      $ 11.32      $ 11.05
                           =======      =======      =======      =======      =======
Total Return (excludes
 sales charges).........     (0.22)%      (8.45)%      16.17%       18.15%       20.34%
Ratios to Average Net
 Assets/Supplemental
  Data:
  Net Assets at end of
   period (000).........   $33,475      $47,325      $55,643      $34,707      $28,628
  Expenses before
   waivers..............      1.74%        1.71%        2.03%        2.32%        2.24%
  Net investment income
   before waivers.......      9.58%        9.86%        8.38%        8.01%        8.78%
  Expenses net of
   waivers..............      1.60%        1.60%        1.60%        1.60%        1.60%
  Net investment income
   net of waivers.......      9.72%        9.97%        8.81%        8.73%        9.42%
  Portfolio turnover(a).    105.29%      176.06%      518.74%      271.68%      187.61%

--------
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of the shares issued.

                       See notes to financial statements.

SUMMIT HIGH YIELD FUND

                              Financial Highlights

         For a unit of beneficial interest outstanding for each period

                                                     For the        For the
                                                    Year Ended   Period Ended
                                                   May 31, 2000 May 31, 1999(a)
                                                   ------------ ---------------
B Shares
Net Asset Value, Beginning of Period..............    $ 8.78        $ 9.10
                                                      ------        ------
INVESTMENT ACTIVITIES:
  Net investment income...........................      0.76          0.53
  Net realized and unrealized gains (losses) on
   investments....................................     (0.84)         0.02
                                                      ------        ------
    Total from Investment Activities..............     (0.08)         0.55
                                                      ------        ------
DISTRIBUTIONS:
  Net investment income...........................     (0.76)        (0.58)
  Net realized gains..............................        --         (0.29)
                                                      ------        ------
    Total Distributions...........................     (0.76)        (0.87)
                                                      ------        ------
Net Asset Value, End of Period....................    $ 7.94        $ 8.78
                                                      ======        ======
Total Return (excludes sales charges).............     (0.85)%        6.20%(b)
Ratios to Average Net Assets/Supplemental Data:
  Net Assets at end of period (000)...............    $  265        $  372
  Expenses before waivers.........................      2.47%         2.31%(c)
  Net investment income before waivers............      8.86%         9.02%(c)
  Expenses net of waivers.........................      2.35%         2.22%(c)
  Net investment income net of waivers............      8.98%         9.11%(c)
  Portfolio turnover(d)...........................    105.29%       176.06%

--------
(a)  Period from commencement of operations (October 8, 1998).
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of the shares issued.

                       See notes to financial statements.

SUMMIT EMERGING MARKETS BOND FUND

                              Financial Highlights

         For a unit of beneficial interest outstanding for each period

                                         For the      For the        For the
                                        Year Ended   Year Ended   Period Ended
                                       May 31, 2000 May 31, 1999 May 31, 1998(a)
                                       ------------ ------------ ---------------
A Shares
Net Asset Value, Beginning of Period.    $  7.28      $  9.87        $ 10.00
                                         -------      -------        -------
INVESTMENT ACTIVITIES:
  Net investment income..............       0.76         0.99           0.35
  Net realized and unrealized gains
   (losses) on investments...........      (0.29)       (2.54)         (0.15)
                                         -------      -------        -------
    Total from Investment Activities.       0.47        (1.55)          0.20
                                         -------      -------        -------
DISTRIBUTIONS:
  Net investment income..............      (0.77)       (1.00)         (0.33)
  Net realized gains.................         --        (0.04)            --
                                         -------      -------        -------
    Total Distributions..............      (0.77)       (1.04)         (0.33)
                                         -------      -------        -------
Net Asset Value, End of Period.......    $  6.98      $  7.28        $  9.87
                                         =======      =======        =======
Total Return (excludes sales
 charges)............................       6.37%      (14.86)%         2.01%(b)
Ratios to Average Net
 Assets/Supplemental Data:
  Net Assets at end of period (000)..    $22,003      $22,237        $25,879
  Expenses before waivers............       2.18%        2.18%          2.20%(c)
  Net investment income before
   waivers...........................      10.06%       13.13%          8.47%(c)
  Expenses net of waivers............       2.00%        2.00%          2.00%(c)
  Net investment income net of
   waivers...........................      10.24%       13.31%          8.67%(c)
  Portfolio turnover(d)..............      25.18%       37.83%         85.69%

--------
(a)  Period from commencement of operations (December 31, 1997).
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of the shares issued.

                       See notes to financial statements.

SUMMIT EMERGING MARKETS BOND FUND

                              Financial Highlights

         For a unit of beneficial interest outstanding for each period

                                                     For the        For the
                                                    Year Ended   Period Ended
                                                   May 31, 2000 May 31, 1999(a)
                                                   ------------ ---------------
B Shares
Net Asset Value, Beginning of Period..............    $ 7.28        $ 5.94
                                                      ------        ------
INVESTMENT ACTIVITIES:
  Net investment income...........................      0.71          0.62
  Net realized and unrealized gains (losses) on
   investments....................................     (0.31)         1.39
                                                      ------        ------
    Total from Investment Activities..............      0.40          2.01
                                                      ------        ------
DISTRIBUTIONS:
  Net investment income...........................     (0.71)        (0.63)
  Net realized gains..............................        --         (0.04)
                                                      ------        ------
    Total Distributions...........................     (0.71)        (0.67)
                                                      ------        ------
Net Asset Value, End of Period....................    $ 6.97        $ 7.28
                                                      ======        ======
Total Return (excludes sales charges).............      5.47%        35.12%(b)
Ratios to Average Net Assets/Supplemental Data:
  Net Assets at end of period (000)...............    $    2        $    1
  Expenses before waivers.........................      2.93%         2.94%(c)
  Net investment income before waivers............      9.29%        13.26%(c)
  Expenses net of waivers.........................      2.75%         2.75%(c)
  Net investment income net of waivers............      9.47%        13.43%(c)
  Portfolio turnover(d)...........................     25.18%        37.83%

--------
(a)  Period from commencement of operations (October 8, 1998).
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of the shares issued.

                       See notes to financial statements.

                      -----------------------------------


                             Trustees and Officers

                  Steven R. Sutermeister, Chairman and Trustee
                     James F. Smith, President and Trustee
                         Theodore H. Emmerich, Trustee
                           T. Ashley Cooper, Trustee
                            Bruce H. Olson, Trustee
                            John Quillin, Secretary
                            Nimish Bhatt, Treasurer

                                  -----------

                               Investment Adviser
                        First Summit Capital Management
                            312 Elm St., Suite 2525
                              Cincinnati, OH 45202

                             Investment Sub-Adviser
                        Summit Investment Partners, LLC
                            312 Elm St., Suite 2525
                              Cincinnati, OH 45202

                         Administrator and Distributor
                              BISYS Fund Services
                               3435 Stelzer Road
                            Columbus, OH 43219-3035

                                 Legal Counsel
                     Stradley, Ronon, Stevens & Young, LLP
                              2600 Commerce Square
                          Philadelphia, PA 19103-7098

                                    Auditors
                           PricewaterhouseCoopers LLP
                             100 East Broad Street
                               Columbus, OH 43215


07/00

                      -----------------------------------
                      -----------------------------------


                       [LOGO OF SUMMIT INVESTMENT TRUST]


                             Summit High Yield Fund
                       Summit Emerging Markets Bond Fund

                                   Managed by
                        First Summit Capital Management

                                 Sub-Advised by
                        Summit Investment Partners, LLC

                                 ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                  MAY 31, 2000


                      -----------------------------------